UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

WORLDSPACE, INC.

(Exact name of Registrant as specified in its charter)

STATE OF DELAWARE	000-51466	52-1732881
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

8515 Georgia Avenue, Silver Spring, MD	20910
(Address of principal executive offices)	(Zip code)

(301) 960-1200

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	Termination of a Material Definitive Agreement.

On August 27, 2009, WorldSpace, Inc. (the “Company”) announced that the asset purchase agreement providing for the sale of substantially all of its assets to Yenura Pte. Ltd. (“Yenura”) had been terminated by the Company’s debtor in possession lenders (“DIP Lenders”).

ITEM 8.01.	Other Events.

The Company issued a press release announcing that its asset purchase agreement with Yenura has been terminated. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release of WorldSpace, Inc., dated August 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2009

WORLDSPACE, INC.
(Registrant)

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Executive Vice President, General Counsel
and Secretary

EXHIBITS

Exhibit No.	Description
99.1	Press Release for WorldSpace, Inc., dated August 27, 2009